 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 11, 1997
                                                     REGISTRATION NO. 333-30469
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                      PRE-EFFECTIVE AMENDMENT NO. 2*
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                                ---------------

                            EQUALITY BANCORP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

         DELAWARE                    6035                    43-1785126
     (STATE OR OTHER          (PRIMARY STANDARD           (I.R.S. EMPLOYER
     JURISDICTION OF      INDUSTRIAL CLASSIFICATION     IDENTIFICATION NO.)
     INCORPORATION OR            CODE NUMBER)
      ORGANIZATION)         EQUALITY BANCORP, INC.
                               9920 WATSON ROAD
                           ST. LOUIS, MISSOURI 63126
                                (314) 965-7090

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                             RICHARD C. FELLHAUER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            EQUALITY BANCORP, INC.
                               9920 WATSON ROAD
                           ST. LOUIS, MISSOURI 63126
                                (314) 965-7090

(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                PLEASE ADDRESS A COPY OF ALL COMMUNICATIONS TO:

      CHRISTOPHER J. ZINSKI, ESQ.               PAUL M. AGUGGIA, ESQ.
         SCHIFF HARDIN & WAITE                    BREYER & AGUGGIA
           7200 SEARS TOWER             1300 "I" STREET, N.W., SUITE 470 EAST
        CHICAGO, ILLINOIS 60606                WASHINGTON, D.C. 20005
            (312) 258-5548                         (202) 737-7900

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
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*Pre-effective Amendment No. 2 relates solely to revisions of Exhibit No. 1.2 filed herewith.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ST. LOUIS, STATE OF MISSOURI, ON AUGUST 11, 1997.

                                          Equality Bancorp, Inc.
                                          (Registrant)

                                                /s/ Richard C. Fellhauer
                                          By: _________________________________
                                                    Richard C. Fellhauer
                                              Chairman of the Board, President,
                                                            Chief
                                               Executive Officer and Director

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES SET FORTH OPPOSITE THEIR NAMES AND ON AUGUST 11, 1997:

                 SIGNATURE                                     TITLE
                 ---------                                     -----


       /s/ Richard C. Fellhauer             Chairman of the Board, President, Chief
___________________________________________   Executive Officer and Director (Principal
           Richard C. Fellhauer               Executive Officer)

         /s/ Michael A. Deelo               Treasurer, Chief Financial Officer and
___________________________________________   Director (Principal Financial Officer and
             Michael A. Deelo                 Principal Accounting Officer)

              LeRoy C. Crook*               Director
___________________________________________
              LeRoy C. Crook

            Kenneth J. Hrdlicka*            Director
___________________________________________
            Kenneth J. Hrdlicka

             Michael J. Walsh*              Director
___________________________________________
             Michael J. Walsh

            Daniel C. Aubuchon*             Director
___________________________________________
            Daniel C. Aubuchon

            Stacey W. Braswell*             Director
___________________________________________
            Stacey W. Braswell

            Berenice J. Mahacek*            Director
___________________________________________
            Berenice J. Mahacek

             Charles J. Wolter*             Director
___________________________________________
             Charles J. Wolter


       /s/ Richard C. Fellhauer
*By: ________________________________
         Richard C. Fellhauer
           Attorney-in-Fact

                                 EXHIBIT INDEX

                 ITEM                                   EXHIBIT
                 ----                                   -------
  1. Underwriting agreement          1.1 Engagement Letter with Trident
                                         Securities, Inc.*
                                     1.2 Form of Agency Agreement with Trident
                                         Securities, Inc.
  2. Plan of acquisition,            2.1 Amended Plan of Conversion and
     reorganization, arrangement,        Reorganization of First Missouri
     liquidation, or succession          Financial, M.H.C. and Equality Savings
                                         and Loan Association, F.A.*
  3. Articles of Incorporation       3.1 Certificate of Incorporation of
     and Bylaws                          Registrant as filed in Delaware on May
                                         14, 1997*
                                     3.2 Bylaws of Registrant as adopted by the
                                         Board of Directors of Registrant on
                                         June 20, 1997*
  4. Instruments defining the        4.1 Specimen Stock Certificate of
     rights of holders, incl.            Registrant*
     indentures
                                     4.2 Articles IV, V, VI, VII, XI, XII,
                                         XIII, XIV, XVI and XVII of the
                                         Registrant's Certificate of
                                         Incorporation (see Exhibit 3.1)*
                                     4.3 Articles II, III, IV, VIII and XI of
                                         the Registrant's Bylaws (see Exhibit
                                         3.2)*
  5. Opinion re: legality            5.1 Opinion of Schiff Hardin & Waite,
                                         counsel to the Registrant*
  8. Opinion re: tax matters         8.1 Form of Opinion of KPMG Peat Marwick
                                         LLP regarding federal income tax
                                         consequences and Missouri income tax
                                         consequences of the Conversion and
                                         Reorganization*
 10. Material contracts             10.1 Equality Savings and Loan Association
                                         1993 Stock Option and Incentive Plan*
                                    10.2 Credit Agreement between Registrant
                                         and Equality Savings and Loan
                                         Association, F.A. Employee Stock
                                         Ownership Plan*
                                    10.3 Equality Bancorp, Inc. 1997 Stock
                                         Option and Incentive Plan*
                                    10.4 Equality Bancorp, Inc. 1997 Management
                                         Development and Recognition Plan*
                                    10.5 Form of Employment Agreement to be
                                         entered into between Equality Bancorp,
                                         Inc. and Richard C. Fellhauer*
                                    10.6 Form of Employment Agreement to be
                                         entered into between Equality Bancorp,
                                         Inc. and Michael A. Deelo*
                                    10.7 Form of Employment Agreement to be
                                         entered into between Equality Bancorp,
                                         Inc. and Leonard O. Wolter*
 21. Subsidiaries of the            21.1 List of subsidiaries of the
     registrant                          Registrant*

               ITEM                                EXHIBIT
               ----                                -------
 23. Consent of experts and    23.1 Consent of KPMG Peat Marwick LLP (and
     counsel                        included in Exhibit 8.1)*
                               23.2 Consent of Schiff Hardin & Waite
                                    (contained in the opinion filed as
                                    Exhibit 5.1)*
                               23.3 Consent of RP Financial, L.C.*
                               23.4 Consent of Rubin, Brown, Gornstein &
                                    Co. LLP*
 24. Power of attorney         24.1 Powers of attorney are included on the
                                    signature page to the Registration
                                    Statement*
 27. Financial Data Schedule   27.1 Financial Data Schedule*
 99. Additional exhibits       99.1 Engagement Letter with RP Financial,
                                    L.C. as Appraiser*
                               99.2 Appraisal Report of RP Financial,
                                    L.C.*
                               99.3 Stock Order Form and Order Form
                                    Instructions for Offering*
                               99.4 Proxy Statement for Special Meeting of
                                    Members of First Missouri Financial,
                                    M.H.C.*
                               99.5 Form of Proxy for Special Meeting of
                                    Members of First Missouri Financial,
                                    M.H.C.*

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*Previously filed.